                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 23, 2005

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

               Delaware                                       22-3410353
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     (State or other jurisdiction                          (I.R.S. Employer
  of incorporation or organization)                      Identification No.)

                                240 Route 10 West
                           Whippany, New Jersey 07981
                                 (973) 887-5300
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

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[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(c) Appointment of Principal Officers.

Suburban Propane Partners, L.P. (the "Partnership") announced that the following executives have been elected by the Board of Supervisors of the Partnership in the capacities indicated below, effective May 23, 2005:

     o    Michael J. Dunn Jr., Senior Vice President, Corporate Development, has
          been appointed President of the Partnership. He will continue to report to Mark A. Alexander, Chief Executive Officer, and maintain his responsibility as a member of the Board of Supervisors. Mr. Dunn, age
          55, has been with the Partnership since March 1997 after an 18-year career with Goldman Sachs.

     o    Dennis W. Trautman has been named Chief Operating Officer, reporting to Michael J. Dunn, Jr. In this expanded role, he will be responsible for implementation and execution of the Partnership's operational goals and objectives. Prior to joining the Partnership in December
          2003 as Managing Director, Northeast Operations, Mr. Trautman, age 46,
          served as Chief Operating Officer of Agway Energy Products, LLC.

     o    Douglas T. Brinkworth has been promoted to Vice President - Supply, reporting to Michael J. Dunn, Jr. Mr. Brinkworth, age 43, joined the
          Partnership in April 1997 after a nine year career with Goldman Sachs.
          Since then he has assumed a progressive leadership role in the product supply area to the level of Managing Director.

     o    Michael A. Stivala, Controller of the Partnership, will assume the additional responsibility of Chief Accounting Officer and will continue to report to Robert M. Plante, Vice President & Chief
          Financial Officer. Mr. Stivala, age 36, joined the Partnership in
          December 2001 from PricewaterhouseCoopers where he was Senior Manager,
          Assurance & Business Advisory Services. Since joining Suburban he has been instrumental in leading the activities associated with
          Sarbanes-Oxley Act compliance.

The elected officers receive a base salary as determined annually by the
Partnership's Compensation Committee based on recommendations from their immediate supervisors and participate in the Partnership's annual incentive bonus and other incentive compensation plans on the same basis as other eligible employees. The elected officers also participate in the Partnership's Severance
Protection Plan which provides sixty five weeks compensation, plus bonus equivalent, in the event their employment is terminated within one year following a change of control, provided, that in lieu of participation in this plan, Mr. Dunn is entitled to receive seventy eight weeks compensation, plus bonus equivalent, pursuant to the terms of a separate agreement with the
Partnership. In addition, in connection with the Partnership's December 2003 acquisition of certain of the businesses and assets of Agway Inc., Mr. Trautman was provided a severance agreement pursuant to which he would receive two years of compensation at a fixed rate if his employment were for any reason terminated during the two-year period ending December 24, 2005.

ITEM 7.01. REGULATION FD DISCLOSURE

On May 23, 2005, the Partnership issued a press release announcing four executive appointments (the "Press Release"). A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    99.1  Press Release of Suburban Propane Partners, L.P. dated May 23, 2005, announcing four executive appointments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2005                           SUBURBAN PROPANE PARTNERS, L.P.
                                       By: /s/ Janice G. Sokol
                                          -------------------------------------
                                       Name: Janice G. Sokol
                                       Title: Vice President, General Counsel
                                       and Secretary

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EXHIBITS

Exhibit No.     Exhibit
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99.1            Press Release of Suburban Propane Partners, L.P. dated
                May 23, 2005, announcing four executive appointments.

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